SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -------------------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                                  (As Amended)


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 6, 1999


                                   VIACOM INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                        1-9553                         04-2949533
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


1515 Broadway, New York, New York                            10036
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000





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Item 7.  Financial Statements and Exhibits

          (a)      Exhibits.

          Item 7(a) of the previous filing on Form 8-K, filed on September 8, 1999, is amended by including therein Exhibit 10.2, as attached hereto.



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                                        3


                                  EXHIBIT INDEX


Exhibit
  No.        Description
-------      ------------
10.2.        Stockholder Agreement, dated September 6, 1999, between National
             Amusements, Inc. and CBS Corporation.


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                                   SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIACOM INC.



Date:  September 8, 1999                   /s/ MICHAEL D. FRICKLAS
                                   ---------------------------------------------

                                   Name:      Michael D. Fricklas
                                   Title:     Senior Vice President, General
                                              Counsel and Secretary